Exhibit 10.1





                           FALCON RESTRICTED COMPANIES

                                CREDIT AGREEMENT

                                 Amendment No. 1

     This Agreement, dated as of September 25, 1998, is among the affiliates of Falcon Holding Group, L.P., a Delaware limited partnership ("Holding, L.P."), set forth on the signature pages hereof and BankBoston, N.A., as documentation agent (the "Documentation Agent") for itself and the other Lenders under the Credit Agreement (as defined below). The parties agree as follows:

     1. Credit Agreement; Definitions. This Agreement amends the Credit Agreement dated as of June 30, 1998 among the parties hereto and the other Lenders party thereto (as in effect prior to giving effect to this Agreement, the "Credit Agreement"). Terms defined in the Credit Agreement as amended hereby (the "Amended Credit Agreement") and not otherwise defined herein are used with the meaning so defined.

     2. Amendment of Credit Agreement. Effective upon the date on which all the conditions set forth in Section 4 hereof are satisfied (the "Amendment Date"), the Credit Agreement is amended as follows:

               2.1. Amendment of Section 1; Definition of "Consolidated Net Income". Paragraph (c) of the definition of "Consolidated Net Income" in Section 1 of the Credit Agreement is hereby amended to read in its entirety as follows:

                    "(c) the effect of extraordinary  and nonrecurring  items of gain, income, loss or expense, including in any event the following items: (i) with the approval of at least two of the Specified Agents, which approval shall not be unreasonably withheld, the Falcon Cable Systems Settlement Payments, (ii) other litigation and tax judgments and settlements of up to an aggregate of $2,500,000 (or such larger amount as may be approved by at least two of the Specified Agents, whose approval shall not be unreasonably withheld) during any fiscal year of the Restricted Companies and (iii) payments of up to an aggregate of $5,000,000 (or such larger amount as may be approved by at least two of the Specified Agents) during any fiscal quarter of the Restricted Companies in respect of: franchise taxes relating to prior periods; sales, use and other tax assessments relating to prior periods; payments, refunds or credits in respect of customer late fees relating to prior periods; other similar items relating to prior periods; and acquisition deposits that are forfeited during such period."

               2.2.  Amendment  of Section  2.2.1.  Section  2.2.1 of the Credit
          Agreement is hereby amended by substituting "October 1, 1998" for "September 30, 1998".

               2.3.  Amendment  of Section  3.3.2.  Section  3.3.2 of the Credit
          Agreement is hereby amended by substituting "October 1, 1998" for "September 30, 1998".

               2.4. Amendment of Section 7.9.8. Section 7.9.8 of the Credit Agreement is hereby amended to read in its entirety as follows:

                    "7.9.8.  Investments consisting of loans from the Restricted
               Companies to Holding, L.P., New Falcon I or TCI that constitute Distributions permitted by Section 7.10."

          2.5. Amendment of Section 7.10.4. Section 7.10.4 of the Credit Agreement is hereby amended to read in its entirety as follows:

                    "7.10.4.  The Restricted Companies may make Distributions on account of management services provided to the Restricted Companies (in addition to any Distributions permitted by Section 7.10.3) in an aggregate amount not exceeding (i) in the case of such Distributions made on account of management services provided to the Restricted Companies during the first fiscal quarter of any fiscal year of the Restricted Companies, the excess of 4.25% of Consolidated Revenues earned in such fiscal quarter over Distributions previously made on account of management services provided to the Restricted Companies during such fiscal quarter under this Section 7.10.4, (ii) in the case of such Distributions made on account of management services provided to the Restricted Companies during the second fiscal quarter of any fiscal year of the Restricted Companies, the excess of 4.25% of Consolidated Revenues earned in the first two fiscal quarters of the Restricted Companies over Distributions previously made on account of management services provided to the Restricted Companies during such fiscal year under this Section 7.10.4, (iii) in the case of such Distributions made on account of management services provided to the Restricted Companies during the third fiscal quarter of any fiscal year of the Restricted Companies, the excess of 4.25% of Consolidated Revenues earned in the first three fiscal quarters of the Restricted Companies over Distributions previously made on account of management services provided to the Restricted Companies during such fiscal year under this Section 7.10.4 and
               (iv) in the case of such Distributions made on account of management services provided to the Restricted Companies during the fourth fiscal quarter of any fiscal year of the Restricted Companies, the excess of 4.25% of Consolidated Revenues earned in such fiscal year over Distributions previously made on account of management services provided to the Restricted Companies during such fiscal year under this Section 7.10.4; provided, however, that Distributions pursuant to this Section 7.10.4 must be made no later than 180 days after the end of the fiscal year in which the management services on account of which such Distributions are made are provided."

               2.6. Amendment of Exhibit 8.1. Exhibit 8.1 to the Credit Agreement is amended to read in its entirety as set forth in Exhibit A hereto.

     3. Representations and Warranties. Each of the Restricted Companies jointly and severally represents and warrants as follows:

          3.1. Legal Existence, Organization. Each of the Restricted Companies is duly organized and validly existing and in good standing under the laws of the jurisdiction of its organization, with all power and authority, corporate, limited liability company, partnership or otherwise, necessary
     (a) to enter into and perform this Agreement and the Amended Credit Agreement and (b) to own its properties and carry on the business now conducted or proposed to be conducted by it. Each of the Restricted Companies has taken all corporate, limited liability company, partnership or other action required to make the provisions of this Agreement and the Amended Credit Agreement the valid and enforceable obligations they purport to be.

          3.2. Enforceability. Each of the Restricted Companies has duly authorized, executed and delivered this Agreement. Each of this Agreement and the Amended Credit Agreement is the legal, valid and binding obligation of each of the Restricted Companies and is enforceable against each of the Restricted Companies in accordance with its terms.

          3.3. No Legal Obstacle to Agreements. Neither the execution and delivery of this Agreement or any other Credit Document, nor the making of any borrowings hereunder, nor the guaranteeing of the Credit Obligations, nor the securing of the Credit Obligations with any Credit Security, has constituted or resulted in or will constitute or result in:

          (a) any breach or termination of any agreement, instrument, deed or lease to which any of the Restricted Companies is a party or by which it is bound, or of the Charter or By-laws of any of the Restricted Companies;

          (b) the violation of any law, judgment, decree or governmental order, rule or regulation applicable to any of the Restricted Companies;

          (c) the creation under any agreement, instrument, deed or lease of any Lien (other than Liens on the Credit Security which secure the Credit Obligations) upon any of the assets of the Restricted Companies; or

          (d) except as contemplated by section 2.6 of the Contribution Agreement, any redemption, retirement or other repurchase obligation of any of the Restricted Companies under any Charter, By-law, agreement, instrument, deed or lease.

     No approval, authorization or other action by, or declaration to or filing with, any governmental or administrative authority or any other Person that has not been obtained or made is required to be obtained or made by any of the Restricted Companies in connection with the execution, delivery and performance of this Agreement or the performance of the Amended Credit Agreement.

          3.4. Defaults. Immediately before and after giving effect to the amendments set forth in Section 2 hereof, no Default will exist.

          3.5. Incorporation of Representations and Warranties. The representations and warranties set forth in Section 8 of the Amended Credit Agreement are true and correct on the date hereof as if originally made on and as of the date hereof (except for those representations and warranties made as of a specified earlier date, which shall have been true and correct as of such date).

     4. Conditions. The effectiveness of this Agreement shall be subject to the satisfaction of the following conditions:

          4.1. Officer's Certificate. The representations and warranties of the Restricted Companies set forth or incorporated by reference herein shall be true and correct as of the Amendment Date as if originally made on and as of the Amendment Date (except for those representations and warranties made as of a specified earlier date, which shall have been true and correct as of such date); no Default shall exist and be continuing on the Amendment Date; and the Documentation Agent shall have received a certificate to these effects signed by a Financial Officer in the event the Amendment Date occurs after the date hereof.

          4.2. Payment of Documentation Agent's Legal Expenses. The Borrowers shall have paid the reasonable legal fees and expenses of the Documentation Agent with respect to this Agreement and the transactions contemplated hereby.

          4.3. Proper Proceedings. This Agreement, each other Credit Document and the transactions contemplated hereby and thereby shall have been authorized by all necessary proceedings of each Obligor and any of their respective Affiliates party thereto. All necessary consents, approvals and authorizations of any governmental or administrative agency or any other Person with respect to any of the transactions contemplated hereby or by any other Credit Document shall have been obtained and shall be in full force and effect. The Documentation Agent shall have received copies of all documents, including certificates, records of corporate and partnership proceedings and opinions of counsel, which the Documentation Agent may have reasonably requested in connection therewith, such documents where appropriate to be certified by proper corporate, partnership or governmental authorities.

     5. General. The Amended Credit Agreement and all of the Credit Documents are each confirmed as being in full force and effect. This Agreement, the Amended Credit Agreement and the other Credit Documents referred to herein or therein constitute the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior and current understandings and agreements, whether written or oral. Each of this Agreement and the Amended Credit Agreement is a Credit Document and may be executed in any number of counterparts, which together shall constitute one instrument, and shall bind and inure to the benefit of the parties and their respective successors and assigns, including as such successors and assigns all holders of any Credit Obligation. This Agreement shall be governed by and construed in accordance with the laws (other than the conflict of law rules) of The Commonwealth of Massachusetts.



              [The rest of this page is left intentionally blank.]

         Each of the undersigned has caused this Agreement to be executed and delivered by its duly authorized officer as an agreement under seal as of the date first above written.

                                        FALCON CABLE MEDIA, A CALIFORNIA
                                         LIMITED PARTNERSHIP
                                        FALCON CABLE SYSTEMS COMPANY II, L.P.
                                        FALCON CABLEVISION, A CALIFORNIA
                                         LIMITED PARTNERSHIP
                                        FALCON COMMUNITY CABLE, L.P.
                                        FALCON COMMUNITY VENTURES I
                                         LIMITED PARTNERSHIP
                                        FALCON TELECABLE, A CALIFORNIA
                                         LIMITED PARTNERSHIP
                                        FALCON COMMUNITY INVESTORS, L.P.
                                        FALCON INVESTORS GROUP, LTD., A
                                         CALIFORNIA LIMITED PARTNERSHIP
                                        FALCON MEDIA INVESTORS GROUP, A
                                         CALIFORNIA LIMITED PARTNERSHIP
                                        FALCON TELECABLE INVESTORS GROUP,
                                         A CALIFORNIA LIMITED PARTNERSHIP
                                        FALCON TELECOM, L.P.

                                        By   FALCON HOLDING GROUP, INC., as
                                             general partner, or general partner
                                             of the general partner, of each of
                                             the foregoing Restricted Companies

                                             By  /s/ Stanley S. Itskowitch
                                                -----------------------------
                                                Title: Executive Vice President


                                        FALCON FIRST, INC.

                                        By   /s/ Stanley S. Itskowitch
                                             -----------------------------
                                             Title: Executive Vice President

                                        FALCON CABLE COMMUNICATIONS, LLC

                                        By   FALCON  HOLDING  GROUP,  INC.,  as
                                             general partner of the managing
                                             general partner of its sole member

                                        By   /s/ Stanley S. Itskowitch
                                             -----------------------------
                                             Title: Executive Vice President

                                        ATHENS CABLEVISION, INC.
                                        AUSABLE CABLE TV, INC.
                                        CEDAR BLUFF CABLEVISION, INC.
                                        DALTON CABLEVISION, INC.
                                        EASTERN MISSISSIPPI CABLEVISION, INC.
                                        FALCON FIRST CABLE OF NEW YORK, INC.
                                        FALCON FIRST CABLE OF THE SOUTHEAST,INC.
                                        FALCON FIRST HOLDINGS, INC.
                                        FF CABLE HOLDINGS, INC.
                                        LAUDERDALE CABLEVISION, INC.
                                        MULTIVISION NORTHEAST, INC.
                                        MULTIVISION OF COMMERCE, INC.
                                        PLATTSBURG CABLEVISION, INC.
                                        SCOTTSBORO CABLEVISION, INC.
                                        SCOTTSBORO TV CABLE, INC.

                                        By:  /s/ Stanley S. Itskowitch
                                             -----------------------------
                                             As an authorized officer of each o
                                             the foregoing corporations -
                                             Executive Vice President

                                        BANKBOSTON, N.A., as Documentation Agent
                                         under the Credit Agreement


                                        By   /s/ David B. Hertor
                                             ------------------------------
                                             Title: Managing Partner

                                             BankBoston, N.A.
                                             Media and Communications Department
                                             100 Federal Street
                                             Boston, MA 02110
                                             Telecopy: (617) 434-3401



                                        BANK OF AMERICA NATIONAL TRUST &
                                         SAVINGS ASSOCIATION

                                        By:  /s/ Shannon T. Ward
                                             -----------------------------
                                             Title: Vice President

                                             Bank of America National Trust &
                                              Savings Association
                                             Entertainment & Media Industry
                                              Group - Dept. 3283
                                             555 South Flower Street, 10th Floor
                                             Los Angeles, CA 90071
                                             Telecopy: (213) 228 2641


                                        THE CHASE MANHATTAN BANK

                                        By   /s/ Mitch Gervis
                                             -----------------------------
                                             Title: Vice President

                                             The Chase Manhattan Bank
                                             270 Park Avenue, 37th Floor
                                             New York, NY 10017
                                             Telecopy: (212) 270-4584

                                        NATIONSBANK,N.A.

                                        By   /s/ Derrick C. Bell
                                             -----------------------------
                                             Title: Vice President

                                             Nationsbank, N.A.
                                             901 Main Street, 64th Floor
                                             Dallas, Tx 75202
                                             Telecopy: (214) 508-9390


                                        TORONTO DOMINION (TEXAS) INC.

                                        By   /s/ Neva Nesbitt
                                             -----------------------------
                                             Title: Vice President

                                             Toronto Dominion (Texas) Inc.
                                             909 Fannin Street, 17th Floor
                                             Houston, TX 77010
                                             Telecopy: (713) 951-9921


                                        ABN AMRO BANK N.V.


                                        By   /s/ Frans O'R Logan
                                             -----------------------------
                                             Title: Group Vice President

                                        By   /s/ William S. Bennett
                                             -----------------------------
                                             Title: Vice President

                                             ABN AMRO Bank N.V.
                                             500 Park Avenue, 2nd Floor
                                             New York, NY 10022
                                             Telecopy: (212) 446-4203

                                        PARIBAS


                                        By   /s/ Darlynn Ernst
                                             -----------------------------
                                             Title: AVP

                                        By   /s/ [ILLEGIBLE]
                                             -----------------------------
                                             Title: Director

                                             Paribas
                                             2029 Century Park East, Suite 3900
                                             Los Angeles, CA 90067
                                             Telecopy: (310) 556-3762



                                        BARCLAYS BANK PLC


                                        By   /s/ [ILLEGIBLE]
                                             -----------------------------
                                             Title: Associate Director

                                             Barclays Bank PLC
                                             388 Mark Street, Suite 1700
                                             San Francisco, CA 94111
                                             Telecopy: (415) 765-4760



                                        CIBC INC.

                                        By   /s/ [ILLEGIBLE]
                                             -----------------------------
                                             Title:Executive Director

                                             CIBC Inc.
                                             425 Lexington Avenue
                                             New York, NY 10017
                                             Telecopy: (212) 856-3558

                                        CREDIT LYONNAIS NEW YORK BRANCH

                                        By   /s/ Mark D. Thorsheim
                                             -----------------------------
                                             Title: Vice President

                                             Credit Lyonnais New York Branch
                                             1301 Avenue of the Americas
                                             New York, NY 10019
                                             Telecopy: (212) 261-3288


                                        FLEET NATIONAL BANK

                                        By   /s/ William Werr
                                             -----------------------------
                                             Title: Assistant Vice PResident

                                             Fleet National Bank
                                             Media & Communications Group
                                             1185 Avenue of the Americas,
                                             16th Floor
                                             New York, NY 10036
                                             Telecopy: (212) 819-6202


                                        THE FUJI BANK, LIMITED,
                                         LOS ANGELES AGENCY

                                        By   /s/ Masahito Fukuda
                                             -----------------------------
                                             Title: Joint General MAnager

                                             The Fuji Bank, Limited,
                                             Los Angeles Agency
                                             333 South Hope Street, 39th Floor
                                             Los Angeles, CA 90071
                                             Telecopy: (213) 253-4178

                                        COOPERATIVE CENTRALE RAIFFEISEN-
                                        BOERENLEENBANK B.A.,"RABOBANK
                                        NEDERLAND", NEW YORK BRANCH

                                        By   /s/ Kevin D. Kinto
                                             -----------------------------
                                             Title: Vice President

                                        By   /s/ Barbara A. Hyland
                                             -----------------------------
                                             Title:Senior Vice President

                                             Rabobank Nederland
                                             Media & Telecommunications
                                             300 South Wacker Drive, Suite 3500
                                             Chicago, IL  60606
                                             Telecopy:  (312) 786-0052


                                        UNION BANK OF CALIFORNIA

                                        By   /s/ Jenny Dongo
                                             -----------------------------
                                             Title: Vice President

                                             Union Bank of California
                                             445 South Figueroa Street
                                             Los Angeles, CA 90071
                                             Telecopy: (213) 236-5747


                                        BANQUE NATIONALE DE PARIS

                                        By   /s/ [ILLEGIBLE]
                                             -----------------------------
                                             Title: Vice President

                                        By   /s/ Janice Ho
                                             -----------------------------
                                             Title: Vice President

                                             Banque Nationale de Paris
                                             725 South Figueroa, Suite 2090
                                             Los Angeles, CA 90017
                                             Telecopy: (213) 488-9602

                                        CITY NATIONAL BANK

                                        By   /s/ Rod P. Bullins
                                             -----------------------------
                                             Title: Vice President

                                             City National Bank
                                             400 N. Roxbury Drive, 3rd Floor
                                             Beverly Hills, CA 90210
                                             Telecopy:  (310) 888-6152


                                        CREDIT LOCAL DE FRANCE

                                        By   /s/ Philippe Ducos
                                             -----------------------------
                                             Title:Deputy General Manager

                                        By   /s/ John W. Flaherty
                                             -----------------------------
                                             Title: Vice President

                                             Credit Local de France
                                             450 Park Avenue, 3rd Floor
                                             New York, NY 10022
                                             Telecopy: (212) 753-5522


                                        DRESDNER BANK AG, NEW YORK AND
                                         GRAND CAYMAN BRANCHES

                                        By  /s/ Brian Haughney
                                             -----------------------------
                                             Title: Assistant Tresurer

                                        By   /s/ Laura G. Fazio
                                             -----------------------------
                                             Title: First Vice President

                                             Dresdner Bank AG, New York and
                                              Grand Cayman Branches
                                             75 Wall Street
                                             New York, NY 10005
                                             Telecopy: (212) 429-2374

                                        DEEP ROCK AND COMPANY

                                        By:  Eaton Vance Management, as
                                              Investment Advisor

                                        By   /s/ Barnara Campbell
                                             -----------------------------
                                             Title: Vice President

                                             Eaton Vance Management
                                             Attn:  Prime Rate Reserves
                                             24 Federal Street, 6th Floor
                                             Boston, MA 02110
                                             Telecopy: (617) 695-9594


                                        SENIOR DEBT PORTFOLIO

                                        By:   Boston Management and Research,
                                               as Investment Advisor

                                        By   /s/ Barbara Campbell
                                             -----------------------------
                                             Title: Vice President

                                             Senior Debt Portfolio
                                             c/o Boston Management and Research
                                             24 Federal Street, 6th Floor
                                             Boston, MA 02110


                                        THE INDUSTRIAL BANK OF JAPAN,
                                          LIMITED LOS ANGELES AGENCY

                                        By   /s/ Vincente L. Timaraos
                                             -----------------------------
                                             Title: SVP & SDGM

                                             The Industrial Bank of Japan,
                                              Limited Los Angeles Agency
                                             350 Grand South Avenue, Suite 1500
                                             Los Angeles, CA 90071
                                             Telecopy: (213) 488-9840

                                        SUMMIT BANK

                                        By   /s/ C.J. Annas
                                             -----------------------------
                                             Title: RVP

                                             Summit Bank
                                             512 Township Line Road, Suite 280
                                             Blue Bell, PA 19422
                                             Telecopy: (215) 619-4820


                                        SUNTRUST BANK, CENTRAL FLORIDA, N.A.

                                        By   /s/ [ILLEGIBLE]
                                             -----------------------------
                                             Title: Vice President

                                             Suntrust Bank,Central Florida, N.A.
                                             200 South Orange Ave.
                                             MC 1109
                                             Orlando, FL 32801
                                             Telecopy: (407) 237-5126


                                        THE TRAVELERS INSURANCE COMPANY

                                        By   /s/ Jordan M. Stitzer
                                             -----------------------------
                                             Title: Vice President

                                             The Travelers Insurance Company
                                             One Tower Square
                                             Hartford, CT 06183-2030
                                             Telecopy:  (860) 954-3730

                                        AG CAPITAL FUNDING PARTNERS, L.P.

                                        By:  Angelo, Gordon & Co.,
                                              as Investment Advisor

                                        By   /s/ [ILLEGIBLE]
                                             -----------------------------
                                             Title:

                                             AG Capital Funding Partners, L.P.
                                              c/o Angelo, Gordon & Co.
                                             245 Park Avenue, 26th Floor
                                             New York, NY 10167
                                             Telecopy: (212) 867-1388



                                        MORGAN STANLEY DEAN WITTER
                                        PRIME INCOME TRUST

                                        By   /s/ [ILLEGIBLE]
                                             -----------------------------
                                             Title: Vice President

                                             Prime Income Trust
                                             c/o Dean Witter InterCapital, Inc.
                                             Two World Trade Center, 72nd Floor
                                             New York, NY 10048
                                             Telecopy:  (212) 392-5345


                                        MASSACHUSETTS MUTUAL LIFE INSURANCE
                                         COMPANY


                                        By   /s/ Thomas S. Li
                                             -----------------------------
                                             Title: Managing Director

                                             Massachusetts Mutual Life Insurance
                                              Company
                                             1295 State Street, First Floor
                                             Springfield, MA 01111
                                             Telecopy: (413) 744-6127

                                        MASSMUTUAL HIGH YIELD PARTNERS II, LLC

                                        By   /s/ [ILLEGIBLE]
                                             -----------------------------
                                             Title: Vice President
                                             HYP Management Inc, as Managing
                                              Member

                                             MassMutual High Yield Partners II,
                                              LLC
                                             c/o Massachusetts Mutual Life
                                             1295 Spring Street, First Floor
                                             Springfield, MA 01111
                                             Telecopy: (413) 744-6127



                                        MERRILL LYNCH DEBT STRATEGIES
                                         PORTFOLIO

                                        By:  Merrill Lynch Asset Management,
                                              L.P., as Investment Advisor


                                        By   /s/ Joseph Matteo
                                             -----------------------------
                                             Title: Authorized Signatory

                                             Merrill Lynch Debt Strategies
                                              Portfolio
                                             c/o Merrill Lynch Asset Management,
                                              L.P.
                                             800 Scudders Mill Road, Area 1B
                                             Plainsboro, NJ 08536
                                             Telecopy: (609) 282-3542


                                        TRANSAMERICA


                                        By   /s/ John M. Casparian
                                             -----------------------------
                                             Title: Investment Officer

                                             Transamerica
                                             1100 South Olive Street, Suite 2700
                                             Los Angeles, CA 90015
                                             Telecopy: (213) 742-4160

                                        VAN KAMPEN CLO II, LIMITED

                                        By:  Van Kampen American Capital
                                              Management, Inc., as Collateral
                                              Manager

                                        By   /s/ Jeffrey W. Maillett
                                             -----------------------------
                                             Title: Senior Vice President &
                                                     Director

                                             Van Kampen American Capital
                                              CLO II, Limited
                                             One Parkview Plaza, 6th Floor
                                             Oakbrook Terrace, IL  60181
                                             Telecopy:  (630) 684-6740



                                        VAN KAMPEN AMERICAN CAPITAL
                                         ENIOR INCOME TRUST

                                        By   /s/ Jeffrey W. Maillett
                                             -----------------------------
                                             Title: Senior Vice President &
                                                     Director

                                             Van Kampen American Capital
                                              Senior Income Trust
                                             One Parkview Plaza, 6th Floor
                                             Oakbrook Terrace, IL  60181
                                             Telecopy:  (630) 684-6740


                                        VAN KAMPEN AMERICAN CAPITAL
                                         PRIME RATE INCOME TRUST

                                        By   /s/ Jeffrey W. Maillett
                                             -----------------------------
                                             Title: Senior Vice President &
                                                     Director

                                             Van Kampen American Capital
                                              Prime Rate Income Trust
                                             One Parkview Plaza, 6th Floor
                                             Oakbrook  Terrace, IL  60181
                                             Telecopy:  (630) 684-6740

                                        THE LONG TERM CREDIT BANK OF JAPAN
                                         LIMITED, LOS ANGELES AGENCY


                                        By   /s/ [ILLEGIBLE]
                                             -----------------------------
                                             Title: Deputy General Manager

                                             The Long Term Credit Bank of Japan
                                              Limited, Los Angeles Agency
                                             350 South Grand Avenue, Suite 3000
                                             Los Angeles, CA 90071
                                             Telecopy: (213) 622-6908


                                        KZH III LLC

                                        By   /s/ Virgina Conway
                                             -----------------------------
                                             Title: Authorized Agent

                                             KZH III LLC
                                             c/o The Chase Manhattan Bank
                                             450 West 33rd Street, 15th Floor
                                             New York, NY 10001
                                             Attention:  Virginia Conway
                                             Telecopy:  (212) 946-7776


                                        KZH CYPRESSTREE-1 LLC

                                        By   /s/ Virgina Conway
                                             -----------------------------
                                             Title: Authorized Agent

                                             KZH  CypressTree-1 LLC
                                             c/o The Chase Manhattan Bank
                                             450 West 33rd Street, 15th Floor
                                             New York, NY 10001
                                             Attention:  Virginia Conway
                                             Telecopy:  (212) 946-7776